UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2022
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2022, Flotek Industries, Inc. (the “Company”) entered into an employment agreement (the “Agreement”) with Seham S. Carson pursuant to which Ms. Carson will continue to serve as the Company’s Interim Chief Financial Officer. Pursuant to the Agreement, Ms. Carson will earn an annual base salary of $240,000, will be eligible to participate in the Company’s long-term incentive plans, and is eligible for an annual bonus with a target of 100% of base salary, prorated from the time of her appointment as Interim Chief Financial Officer. If the Agreement is terminated by the Company without “Cause” or is terminated by Ms. Carson for “Good Reason” (in each case as defined in the Agreement), upon execution of an acceptable separation and release agreement, the Company will pay to Ms. Carson (a) severance equal to six months of Ms. Carson’s base salary (payable over six months), (b) a pro-rata portion of Ms. Carson’s annual bonus for the year of termination, based on actual performance and paid at the usual time, (c) any earned but unpaid annual bonus for the prior calendar year, and (d) the difference between the amount Ms. Carson pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for a period of six months. In addition, if such termination occurs within 18 months following a “Change of Control” (as defined in the Agreement), all unvested equity awards that have been granted to Ms. Carson under any incentive plan will become fully vested.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1	Employment Agreement between Flotek Industries, Inc. and Seham S. Carson effective as of August 5, 2022

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: August 8, 2022	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer